Exhibit 99.1

Range Impact Reports 1Q 2026 Financial Results

CLEVELAND, OHIO – (May 15, 2026) – Range Impact, Inc. (OTC: RNGE) (“Range Impact” or the “Company”), a public company dedicated to acquiring, reclaiming and repurposing distressed coal mine properties throughout Appalachia, reported its results for the first quarter ended March 31, 2026.

Range Impact’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 was filed with the Securities and Exchange Commission on May 15, 2026 and is available for viewing at https://rangeimpact.com/investors/. Since the information provided in this press release is limited to selected financial and operational information, shareholders and interested parties are encouraged to read the Company’s full Form 10-Q available on its website.

1Q 2026 Highlights

○	Increased royalty income from $0 in 1Q 2025 to $915,380 in 1Q 2026

○	Reduced cash operating expenses from $537,260 in 1Q 2025 to $510,661 in 1Q 2026

○	Invested $1,193,522 of cash into mine site reclamation activities in 1Q 2026

○	Increased land investment from $9,569,897 in 1Q 2025 to $42,548,402 in 1Q 2026

○	Reduced debt outstanding from $4,237,930 in 1Q 2025 to $1,800,000 in 1Q 2026

○	Increased stockholders’ equity from $6,538,522 in 1Q 2025 to $36,110,889 in 1Q 2026

Michael Cavanaugh, Range Impact’s Chief Executive Officer, stated, “I am very pleased with our 1Q 2026 financial results as our land-ownership business model begins to take shape and future value is created in our underlying properties.” Cavanaugh added, “We are generating coal royalty income to help fund our reclamation activities and are placing greater emphasis on our long-term land redevelopment opportunities. Our strategy requires consistent and focused effort quarter-over-quarter to accomplish the goal of revitalizing former coal mine properties into mixed-use developments that generate significant terminal value for our shareholders. I am encouraged by our significant progress to date and plan to accelerate our value creation plans over the coming quarters.”

About Range Impact, Inc.

Headquartered in Cleveland, Ohio, Range Impact is a public company (OTC: RNGE) dedicated to improving the health and wellness of people and the planet through an innovative approach to impact investing. Range Impact seeks to develop long-term solutions to environmental, social, and economic challenges, with a particular focus on acquiring, reclaiming and repurposing mine sites and other undervalued land in economically disadvantaged communities throughout Appalachia. Range Impact takes an opportunistic approach to impact investing by leveraging its competitive advantages and looking to solve old problems in new ways. Range Impact seeks to thoughtfully allocate its capital into strategic opportunities that are expected to make a positive impact on the people-planet ecosystem and generate strong investment returns for its shareholders.

Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in Section 27(a) of the Securities Act of 1933, as amended and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors that could cause actual outcomes and results to be materially different from those indicated in such statements. Such factors include, among others, the inherent uncertainties associated with new projects and development stage companies, timing of clinical trials and product development, business strategy and new lines of business. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Range Impact, Inc.

Investor Relations

P: +1 (216) 304-6556

E: ir@rangeimpact.com

W: www.rangeimpact.com